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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                        --------------------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of report (Date of earliest event reported): October 13, 2005


                               MAAX Holdings, Inc.
               (Exact name of registrant as specified in charter)


         Delaware                        333-125251              41-2158731
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


   9224 73rd Avenue North, Brooklyn Park, Minnesota                55428
      (Address of principal executive offices)                   (Zip Code)

                                 (800) 328-2531
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   [ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On October 13, 2005, MAAX Holdings, Inc. issued a press release announcing its financial results for the second quarter ended August 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

         This information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

         99.1 - Press Release issued by MAAX Holdings, Inc., dated October 13, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAAX HOLDINGS, INC.
                                        (Registrant)


October 13, 2005                        By: /s/ DENIS AUBIN
                                            ------------------------------------
                                            Denis Aubin
                                            Chief Financial Officer, Executive
                                            Vice President and Secretary

                                  Exhibit Index

Exhibit No.       Description

99.1              Press Release issued by MAAX Holdings, Inc., dated October 13,
                  2005.